UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 17, 2007

The Inventure Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	5050 N. 40th St., Suite 300, Phoenix, AZ	85018
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

As previously reported in our Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 17, 2007 (the “May 8-K”), our wholly-owned subsidiary, Rader Farms Acquisition Corp. (“Acquisition Sub”), a Delaware corporation, completed the acquisition of substantially all of the assets used in the business of Rader Farms, Inc. (“Rader Farms”).

This Amendment No. 1 on Form 8-K/A amends and supplements The Inventure Group, Inc.’s May 8-K to include certain financial statements and pro forma financial information.

Item 9.01                                             Financial Statements and Exhibits

(a)                                  Financial Statements of Businesses Acquired

The financial statements of the business acquired required by this item were not included in the May 8-K. The financial statements are being provided pursuant to this amended report.

The audited financial statements of Rader Farms as of December 31, 2006 and 2005 and for the years then ended and the accompanying report of Patrick Rhodes & Associates, PLLC, independent auditors, are filed with this Form 8-K/A as Exhibit 99.1.

The unaudited interim condensed financial statements of Rader Farms as of March 31, 2007 and for the three months ended March 31, 2007 and 2006 are filed with this Form 8-K/A as Exhibit 99.2.

(b)                                 Pro Forma Financial Information

The financial information required by this item was not included in the May 8-K filed with the Commission on May 17, 2007. The financial information is being provided pursuant to this amended report.

The unaudited condensed combined pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisition of Rader Farms.  The unaudited condensed combined pro forma balance sheet as of March 31, 2007 and the unaudited condensed combined pro forma income statements for the year ended December 31, 2006 and for the three months ended March 31, 2007 are filed with this Form 8-K/A as Exhibit 99.3.  The unaudited condensed combined pro forma balance sheet as of March 31, 2007 combines the unaudited condensed consolidated balance sheet of The Inventure Group, Inc. and its subsidiaries (“The Inventure Group”) as of March 31, 2007 and the unaudited interim condensed balance sheet of Rader Farms as of March 31, 2007 and gives effect to the acquisition as if the acquisition occurred on March 31, 2007.  The unaudited condensed combined pro forma statements of income and cash flows for the year ended December 30, 2006 and for the three months ended March 31, 2007 give effect to the acquisition as if the acquisition occurred on December 31, 2005, the first day of The Inventure Group’s fiscal year.  The unaudited condensed combined pro forma statements of income for the year ended December 30, 2006 combines the audited condensed consolidated statements of income of The Inventure Group for the year ended December 30, 2006 with the audited statement of income of Rader Farms for the year ended December 31, 2006.  The unaudited interim condensed combined pro forma statements of income and cash flows for the three months ended March 31, 2007 combines the unaudited condensed consolidated statements of income and cash flows of The Inventure Group for the three months ended March 31, 2007 with the unaudited interim condensed statements of income and cash flows of Rader Farms for the three months ended March 31, 2007.  All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.

(c)                                  Not Applicable.

(d)                                 Exhibits

Exhibit Number:	Description of Exhibit
Exhibit 23.1	Consent of Patrick Rhodes & Associates, PLLC.

Exhibit 99.1	The audited financial statements of Rader Farms as of December 31, 2006 and 2005 and for the years then ended and the accompanying auditor’s report.

Exhibit 99.2	The unaudited interim condensed financial statements of Rader Farms, Inc. as of March 31, 2007 and for the three months ended March 31, 2007 and 2006.

Exhibit 99.3

The unaudited condensed combined pro forma balance sheet as of March 31, 2007 and the unaudited condensed combined pro forma statements of income for the year ended December 30, 2006 and for the three months ended March 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Inventure Group, Inc.
(Registrant)

Date	July 30, 2007
/s/ Steve Weinberger
(Signature)

Steve Weinberger
Chief Financial Officer